Lonestar Resources US, Inc. Third Quarter 2017 Conference Call November 14, 2017 Exhibit 99.1

Forward-Looking Statements Safe Harbor & Disclaimer Lonestar Resources US, Inc. cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements, including, but not limited to, statements about our business strategy and operations; discovery and development of crude oil, natural gas liquid (“NGL”) and natural gas reserves; drilling and completion of wells; and cash flows, liquidity, and availability and terms of capital. These statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: volatility of oil, natural gas and NGL prices, and potential write-down of the carrying values of crude oil and natural gas properties; inability to successfully replace proved producing reserves; substantial capital expenditures required for exploration, development and exploitation projects; potential liabilities resulting from operating hazards, natural disasters or other interruptions; risks related using the latest available horizontal drilling and completion techniques; uncertainties tied to lengthy period of development of identified drilling locations; unexpected delays and cost overrun related to the development of estimated proved undeveloped reserves; concentration risk related to properties, which are located primarily in the Eagle Ford Shale of South Texas; loss of lease on undeveloped leasehold acreage that may result from lack of development or commercialization; inaccuracies in assumptions made in estimating proved reserves; our limited control over activities in properties Lonestar does not operate; potential inconsistency between the present value of future net revenues from our proved reserves and the current market value of our estimated oil and natural gas reserves; risks related to derivative activities; losses resulting from title deficiencies; risks related to health, safety and environmental laws and regulations; additional regulation of hydraulic fracturing; reduced demand for crude oil, natural gas and NGLs resulting from conservation measures and technological advances; inability to acquire adequate supplies of water for our drilling operations or to dispose of or recycle the used water economically and in an environmentally safe manner; climate change laws and regulations restricting emissions of “greenhouse gases” that may increase operating costs and reduce demand for the crude oil and natural gas; fluctuations in the differential between benchmark prices of crude oil and natural gas and the reference or regional index price used to price actual crude oil and natural gas sales; and the other important factors discussed under the caption “Risk Factors” in our Registration Statement on Form 10, as amended and filed with the Securities and Exchange Commission, or the SEC, on June 9, 2016, as well as other documents that we may file from time to time with the SEC. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to well performance, finding and development costs, recycle ratio and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Lonestar Resources US, Inc. cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements, including, but not limited to, statements about performance expectations related to our assets and technical improvements made thereto; drilling and completion of wells; and other statements regarding our business strategy and operations. These statements involve substantial known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: volatility of oil, natural gas and NGL prices, and potential write-down of the carrying values of crude oil and natural gas properties; inability to successfully replace proved producing reserves; substantial capital expenditures required for exploration, development and exploitation projects; potential liabilities resulting from operating hazards, natural disasters or other interruptions; risks related using the latest available horizontal drilling and completion techniques; uncertainties tied to lengthy period of development of identified drilling locations; unexpected delays and cost overrun related to the development of estimated proved undeveloped reserves; concentration risk related to properties, which are located primarily in the Eagle Ford Shale of South Texas; loss of lease on undeveloped leasehold acreage that may result from lack of development or commercialization; inaccuracies in assumptions made in estimating proved reserves; our limited control over activities in properties Lonestar does not operate; potential inconsistency between the present value of future net revenues from our proved reserves and the current market value of our estimated oil and natural gas reserves; risks related to derivative activities; losses resulting from title deficiencies; risks related to health, safety and environmental laws and regulations; additional regulation of hydraulic fracturing; reduced demand for crude oil, natural gas and NGLs resulting from conservation measures and technological advances; inability to acquire adequate supplies of water for our drilling operations or to dispose of or recycle the used water economically and in an environmentally safe manner; climate change laws and regulations restricting emissions of “greenhouse gases” that may increase operating costs and reduce demand for the crude oil and natural gas; fluctuations in the differential between benchmark prices of crude oil and natural gas and the reference or regional index price used to price actual crude oil and natural gas sales; and the other important factors discussed under the caption “Risk Factors” in our Registration Statement on Form 10, as amended and filed with the Securities and Exchange Commission, or the SEC, on June 9, 2016, as well as other documents that we have filed and may file from time to time with the SEC. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to well performance, finding and development costs, recycle ratio and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

# 3Q17- Key Messages

LONESTAR RESOURCES

## 3Q17 Production by Product



Oil 69%
NGL's 16%
Gas 15%

| Product | Volume |
|---|---|
| Crude Oil | 5,250 bbl/d |
| NGL's | 1,228 bbl/d |
| Natural Gas | 7,105 Mcf/d |
| **Total** | **7,662 Boe/d** |

## 3Q17 Production Increased Sequentially by 36% to 7,662 Boe/d

- Within Guidance, in Spite of Hurricane-related Outages and Frac Delays
- 2Q17 Acquisitions Included for Full Quarter in 3Q17
  - *Production Averaged 1,883 Boe/d in 3Q17* (81 gross / 75.2 net wells)
- Production Outages Caused By Hurricane Harvey Modestly Impacted 3Q17 Sales
  - *Harvey Reduced 3Q17 Sales by 150 Boe/d (shut-ins, processing bottlenecks)*
- Harvey Compounded Frac Delay on Cyclone #26H & #27H Significantly Impacted 3Q17
  - *Fracs deferred by 42 days, pushed 1,100 Boe/d net out of quarter= ~550 Boe/d reduction*

## 3Q17 Adjusted EBITDAX Increased Sequentially by 61% to $20.3 million

- Volumes rose 36%
- Wellhead prices realizations were increased by 8%
- Cash costs were reduced 3%
- LQA EBITDAX increased from $50.8 million to $81.2 million in 3Q17

## Lonestar Has Executed Quickly On Acquisition Integration

- Integration of Acquired Assets Has Been Highly Successful
  - *Fully-staffed with LONE employees and supervision, cut LOE 47% to $7.23 per BOE*
  - *$2 MM spent to bring wells to LONE's operational standards*
  - *41 of 81 wells offline for work during 3Q17*
- September Production Achieved Highest Level Since April.
  - *Improved Well Uptime , reduced maintenance downtime.*

## Performance of 2017 Drilling Program is Excellent, Majority Above Type Curves

- Burns Ranch- Gen 5 wells above Type Curves
- Wildcat B1H- Significant Reserves Upgrade
- Cyclone- All 4 wells tracking Type Curves

## Harvey Disrupted & Deferred 2H17 Frac Schedule

- Lonestar's 6 Frac Slots Pushed Back An Average of 45 Days
  - *Cyclone 26H & 26H Deferred by 42 Days Pushed ~550 Boe/d out of 3Q17*
  - *Burns Ranch B#1H & B#2H- Frac Provider Bumped LONE on Stimulation of from 9/20 to 10/24*
  - *Hawkeye #1H & #2H scheduled for December 7th, won't contribute to 4Q17 results*

3

Updated Well Schedule Prior Well Schedule Updated Well Schedule 5,635 5,635 7,662 8,460 5,265 5,265

# Key Financial Highlights

LONESTAR RESOURCES

## Financial Commentary

### 3Q17 Volumes Up 36% to 7,662 Boe/d
- **Only 2 Completions Contributed Materially**
  - *Cyclone #4H & #5H (Gonzales County)*
    - Onstream late June, 2017
    - 2.0 gross / 2.0 net wells
- **2 Completions in Flowback at End of 3Q17**
  - *Cyclone #26H & #27H (Gonzales County)*
    - Flowback commenced late September, 2017
    - Commercial production started Oct 1, 2017
    - 2.0 gross / 2.0 net wells

### 3Q17 Product Mix Was Oiler Than 2Q17…
- **Crude Oil Mix Up from 63% to 69%**
- **Liquids Mix Up From 81% to 85%**

### Product Pricing Improved 8%
- **Improved Oil Differentials to WTI**
  - *WTI fell $0.07/bbl in 3Q17*
  - *Oil price realizations up $1.44/bbl*
    - Better LLS prices
    - Improved sales contracts
- **Higher Revenue Product Mix**
  - *Higher oil mix in 3Q17*
  - *Better NGL spreads to WTI*

### Driven by Strong Volume Growth, Cash Expenses Dropped 28%…
- **LOE- $6.40 per Boe, down 7%**
- **Taxes- $2.19 per Boe, up 4%**
- **G&A- $3.26 per Boe, down 47%**
- **Int. Exp.- $7.14 per Boe, down 39%**

### … Driving Field Margins Up 119% in 3Q17
- **Revenues per Boe- $38.14, up 8%**
- **Expenses per Boe- $18.99, down 29%**
- **Field Margin per Boe- $19.15, up 122%**

## Daily Production

| Product | 2Q17 | Mix | 3Q17 | Mix |
|---|---|---|---|---|
| Crude Oil | 3,564 | 63% | 5,250 | 69% |
| NGL's | 1,004 | 18% | 1,228 | 16% |
| Natural Gas | 6,402 | 19% | 7,105 | 15% |
| **Total** | **5,635** | **100%** | **7,662** | **100%** |

## Product Pricing / Revenues

| | $ MM | | | $ / Boe | | |
|---|---|---|---|---|---|---|
| Product | 2Q17 | 3Q17 | Chg. | 2Q17 | 3Q17 | Chg. |
| Crude Oil | $15.1 | $23.2 | +53% | $46.52 | $47.96 | +3% |
| NGL's | $1.3 | $1.8 | +39% | $14.43 | $16.19 | +12% |
| Nat. Gas | $1.7 | $1.9 | +10% | $2.96 | $2.90 | (2%) |
| **Total** | **$18.1** | **$26.9** | **+48%** | **$35.36** | **$38.14** | **+8%** |

## Cash Expenses[1]

| | $ MM | | | $ / Boe | | |
|---|---|---|---|---|---|---|
| Expense | 2Q17 | 3Q17 | Chg. | 2Q17 | 3Q17 | Chg. |
| LOE | $3.5 | $4.5 | +28% | $6.87 | $6.40 | (7%) |
| Taxes | $1.1 | $1.5 | +43% | $2.10 | $2.19 | +4% |
| G&A | $3.1 | $2.3 | (26%) | $6.12 | $3.26 | (47%) |
| Int. Exp. | $6.0 | $5.0 | (16%) | $11.65 | $7.14 | (39%) |
| **Total** | **$13.7** | **$13.3** | **(3%)** | **$26.74** | **$18.99** | **(29%)** |
| **Field Margin** | **$4.4** | **$13.4** | **+205%** | **$8.63** | **$19.15** | **+122%** |

[1] *Cash Operating Costs are controllable expenses incurred by the Company.*

5

Quarterly Financial Summary Quarterly Production – Total Company Quarterly Production – Total Company Net Income Adjusted EBITDAX1 Note- All 2014 , 2015, 2016, and 2017 figures are unaudited 1 Please see “Non-GAAP Financial Reconciliation” in the Appendix for the definition of Adjusted EBITDAX, a reconciliation of Net Income (loss) to Adjusted EBITDAX, and the reasons for its use. 2One-time charges totaling $34.0 million; 27.1 million impairment for Poplar Leasehold, $2.7 million one time expense related to acquisition, $2.0 warrant discount recognition due to early payment on second lien, $1.1 million prepayment premium on second lien, $0.6 million non-recurring general and administrative costs, $0.5 stock based compensation, offset by $0.5 million previously recognized income tax benefits 2QFP – 2Q17 Proforma Acquisition

Acquisitions Update Acquisitions- Average Daily Production Rates Acquisitions- Lease Operating Expense per Boe $14.16 $13.60 $7.23 1Q17 Avg. 2Q17 Avg. 3Q17 Avg.

# LaSalle County Performance Update

## Burns Ranch Area Summary

- **Lonestar placed its Gen 5 wells online January 5, 2017**
  - Gen 3- 225 ft spacing / 1,567 lbs/ ft / geometric stages (#1H, #2H, #3H)
  - Gen 4- 300 ft spacing / 1,500 lb/ft / non-geometric stages with diverters (#8H)
  - Gen 5- 300 ft spacing/ 2,020 lb/ft/ non-geometric stages with diverters / 2,020 lb/ft (#9H, #10H)
- **LONE's Gen 5 Wells Are Outperforming Older Wells & Type Curve**
  - Gen 5 Wells Outperforming Gen 3 Wells
    - *Through 300 days of production, 16% higher cumulative production than Gen 3 wells.*
    - *Gen 5 wells currently on track for EUR of ~60 bbls/ft vs. Gen 3 EUR of 40 bbl/ft*
  - Gen 5 Wells Outperforming WDVG Type Curve
    - *Internal Forecast on track to EUR ~60 bbls/ft, vs Third-Party Type Curve EUR of 55 bbls/ft*
    - *Internal Forecast projecting ~540,000 bbls vs. Type Curve EUR of 495,000 bbls*
    - *Would yield 3-stream reserves of ~875,000 BOE*
- **LONE Currently Fracking Burns Ranch B#1H & B#2H wells**
  - Frac Date deferred 40 days by service provider, post-Harvey
  - Drilled to ~18,000 feet with perforated intervals of ~9,450 feet
  - Stimulating with a modified Gen 5 design
  - Flowback expected November 20th, 2017
  - Commercial production expected December 1, 2017
  - Upon production from the B#1H & B#2H wells, Burns Ranch will be 100% HBP'd

## Gen 5 Wells Outperforming Gen 3 Wells And Type Curve



Gen 5
Gen 3
100
80
60
40
20
0
Cumulative Oil (MBbls)
1
31
61
91
121
151
181
211
241
271
301
331
361
391
Total Days
Gen 5
Gen 3

8

# Gonzales County Performance Update

## Cyclone Area Update

- **In May 2016, LONE placed the Cyclone #9H & #10H wells online** (42% WI / 33% NRI)
  - Avg. Lat Length- 6,685' lateral with 1,518 #/ft proppant (with diverters)
    - ***Avg. Test Rate***- *614 Boe/d*
    - ***Avg. Max-30 rate***- *504 Boe/d*
    - ***Avg. 17 Mos. Cum***- *>105,000 bbls*
- **In July, 2017 LONE placed Cyclone #4H & #5H wells online** (100% WI / 78.5% NRI)
  - Avg. Lat Length- 8,996' lateral with 1,820 #/ft proppant (with diverters)
    - ***Avg. Test Rate***- *755 Boe/d*
    - ***Avg. Max-30 rate***- *653 Boe/d*
    - ***Avg. 4 Mos. Cum***- *>50,000 bbls*
  - Wells were choked back, awaiting completion of gas & water pipelines
- **In September 2017, Lonestar placed Cyclone #26H & #27H wells online** (100% WI / 78.5% NRI)
  - Avg. Lat Length- 8,315' lateral with 1,526 #/ft proppant (with diverters)
    - ***Avg. Test Rate***- *846 Boe/d*
    - ***Avg. Max-30 rate***- *709 Boe/d*
    - ***Avg. 1 Mo. Cum***- *18,700 bbls*

## Cum vs. Time- Cyclone Wells vs. Offsets



125
100
75
50
25
0
Cumulative Production (MBbls)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
Months
Cyclone #4H #5H
Cyclone #9H #10H
Deeper
Shallower
On-Strike
Cyclone 9H
Cyclone 10H
Cyclone 4H
Cyclone 5H

9

Gonzales County Acquisition Cyclone Area Map- With LONE Operated Wells Hawkeye Acquisition Cyclone 4H & 5H Cyclone 26H & 27H 1Q17 Acquisition 526 gross / 526 net acres 2Q17 Acquisition 330 gross / 330net acres Hawkeye Acquisition 6,257 gross / 1,655 net acres Cyclone 9H & 10H Hawkeye #1H & #2H

# Brazos County Update

## Brazos County Update

- **Wildcat B#1H Continues to Perform Well**(50% WI/40% NRI)
  - Lat Length- 8,00' lateral with 2,100 #/ft proppant (20/64" choke)
    - *__Max-30 Rate-__ 2,132 BOEPD (42% oil / 36% NGL / 22% gas)*
    - *__60-Day Rate-__ 1,867 BOEPD (44% oil / 33% NGL / 23% gas)*
    - *__Wellhead Cumulative Production-__ 105,257 bbls oil / 536,938 Mcf*
    - *__3-Stream Cumulative Production-__ Eclipsed 250,000 BOE*
- **Wildcat B#1H Outperforming Offset Wells**
  - 6-Month Cumulative Production 66% Better than Average Offset Well
  - 6-Month Cumulative Production 21% Better than Best Offset Well
- **Wildcat Reserves Upgraded By Third-Party Engineers**
  - Production Outperformance Prompts 31% Upgrade in Proved EUR
    - *__Crude Oil –__ From 347,500 bbls to 444,459 bbls*
    - *__Natural Gas Liquids-__ From 284,000 bbls to 378,000 bbls*
    - *__Natural Gas-__ From 1.2 Bcf to 1.6 Bcf*
    - *__Total-__ From 0.8 MMBOE to 1.1 MMBOE*
- **Evaluating Adding Wells To Drilling Schedule in 2018**
  - Working With Partner to Determine Future Development

## Wildcat B1H Continues to Outperform Offsets


Cumulative Production (MBOE)
250
200
150
100
50
0
0
1
2
3
4
5
6
Months
Wildcat B1H
Offset Wells

11

Brazos County Reserves Revision Deep Brazos Leasehold Wildcat B#1H EUR Revised Up 31% to 1.1 MMBOE LEGEND Lonestar Acreage Partner Acreage Eagle Ford Well

# 4Q17 / 2018 Guidance

LONESTAR RESOURCES

## Well Activity

| Type | 4Q17[1] Low | 4Q17[1] High | 2018 Low | 2018 High |
|---|---|---|---|---|
| Drilled (Net) | 1.8 | 1.8 | 14.5 | 15.6 |
| Onstream (Net) | 4.0 | 4.0 | 16.3 | 17.4 |

1 Cyclone #26H & #27H producing October 1st / Burns Ranch B#1H & B#2H producing December 1st

## Production

| Product | Low | % | High | % | Low | % | High | % |
|---|---|---|---|---|---|---|---|---|
| Crude Oil (bbl/day) | 5,325 | 70% | 5,400 | 69% | 6,500 | 65% | 6,850 | 64% |
| NGL's (bbl/day) | 1,150 | 15% | 1,200 | 15% | 1,500 | 15% | 1,675 | 16% |
| Natural Gas (Mcf/day) | 7,050 | 15% | 7,500 | 16% | 12,000 | 20% | 13,000 | 20% |
| **Total** | **7,650** | **100%** | **7,850** | **100%** | **10,000** | **100%** | **10,700** | **100%** |

## Wellhead Differentials

| Product | Low | To | High | To | Low | To | High | To |
|---|---|---|---|---|---|---|---|---|
| Crude Oil | +$1.50 | WTI | +$2.00 | WTI | +$0.00 | WTI | +$0.50 | WTI |
| NGL's | 30% | WTI | 33% | WTI | 31% | WTI | 35% | WTI |
| Natural Gas | ($0.30) | HHUB | ($0.27) | HHUB | ($0.20) | HHUB | ($0.20) | HHUB |

## Expenses

| Expense | Low | High | Low | High |
|---|---|---|---|---|
| LOE per Boe | ($6.75) | ($7.00) | ($5.60) | ($6.50) |
| Taxes per Boe | ($2.40) | ($2.55) | ($2.40) | ($2.55) |
| G&A per Boe | ($3.60) | ($3.75) | ($2.80) | ($3.00) |

## Drilling & Completion Budget

| ($MM) | Low | High | Low | High |
|---|---|---|---|---|
| **Cap. Exp.** | **$17.0** | **$18.0** | **$95.0** | **$100.0** |

## Adj. EBITDAX

| ($MM) | Low | High | Low | High |
|---|---|---|---|---|
| **EBITDAX** | **$21.2** | **$22.0** | **$100.0** | **$110.0** |

13

Lonestar Resources US, Inc. Appendix

Non-GAAP Reconciliation Reconciliation of Non-GAAP Financial Measures   Adjusted EBITDAX Adjusted EBITDAX is not a measure of net income as determined by GAAP. Adjusted EBITDAX is a supplemental non-GAAP financial measure that is used by management and external users of the Company’s consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. The Company defines Adjusted EBITDAX as net (loss) income before depreciation, depletion, amortization and accretion, exploration costs, non-recurring costs, (gain) loss on sales of oil and natural gas properties, impairment of oil and gas properties, stock-based compensation, interest expense, income tax (benefit) expense, rig standby expense, other income (expense) and unrealized (gain) loss on derivative financial instruments and unrealized (gain) loss on warrants.   Management believes Adjusted EBITDAX provides useful information to investors because it assists investors in the evaluation of the Company’s operating performance and comparison of the results of the Company’s operations from period to period without regard to its financing methods or capital structure. The Company excludes the items listed above from net income in arriving at Adjusted EBITDAX to eliminate the impact of certain non-cash items or because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX. The Company’s computations of Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies.   The following table presents a reconciliation of Adjusted EBITDAX to the GAAP financial measure of net income (loss) for each of the periods indicated. (1) Interest expense consists of Amortization of finance costs and Dividends paid on the preferred stock. (2) Represents a non-recurring cost associated with a drilling rig contract (3) Non-recurring costs consists of Acquisitions Costs and General and Administrative Expenses related to the re-domiciliation to the United States, and listing on the NASDAQ.

Quarterly Production Summary Quarterly Production – Total Eagle Ford Quarterly Production – Western Eagle Ford Quarterly Production – Eastern Eagle Ford Quarterly Production – Central Eagle Ford

Eagle Ford Shale Operating Expenses

# Current Hedge Book

- Since inception, Lonestar has implemented a strategy to reduce the effects of volatility of oil and natural gas prices on the Company's results of operations by securing fixed price contracts for a portion of its expected sales volumes
- Hedging Program focuses on Crude Oil (Crude oil was 83% of total wellhead revenues in 1H17)
- In recent months, Lonestar has entered into additional swap agreements, increasing hedges to 67% of Bal ' 17 and 75% of Cal '18 analysts' consensus forecast oil production.

## Crude Oil- WTI Hedge Summary



% of Production Hedged
64%
85%
~91%[1]
~70%[2]
~54%[2]
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Volume Hedged (bopd)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$ / Bbl
$85.76
$71.02
2,698
2,753
3,963
4,695
4,030
1,119
$52.78
$51.79
$49.64
$48.90
2015
2016
2017
2018
2019
2020
Volume Hedged At Oct-17
Weighted Average Hedge Price

[1] Based on Guidance midpoint [2] Based on analysts' consensus estimates

## Hedge Book at November 1, 2017

| Period | Instrument | Volume | Fixed Price |
|---|---|---|---|
| Bal '17 | Oil – WTI Swap | 3,039 bbls/day | $52.03 |
| Bal '17 | Oil – 3 Way Collar | 924 bbls/day | $40.00/ $60.00/ $85.00 |
| Bal '17 | Gas – NYMEX Swap | 7,000 mmbtu/day | $3.36 |
| Cal '18 | Oil – WTI Swap | 4,195 bbls/day | $51.83 |
| Cal '18 | Oil – 2 Way Collar | 500 bbls/day | $50.00/ $59.45 |
| Cal '18 | Gas-NYMEX Swap | 5,000 mmbtu/day | $3.09 |
| Cal '19 | Oil – WTI Swap | 2,930 bbls/day | $49.16 |
| Cal '19 | Oil- WTI Swap | 1,100 bbls/day | $50.90 |
| 1H20 | Oil – WTI Swap | 1,119 bbls/day | $48.90 |

18

Glossary •“bbl” means barrel of oil. • bbls/d means the number of one stock tank barrel, or 42 US gallons liquid volume of oil or other liquid hydrocarbons per day. “Boe” means barrels of oil equivalent, with 6,000 cubic feet of natural gas being equivalent to one barrel of oil. •Boe/d means barrels of oil equivalent per day. “scf” means standard cubic feet. •“btu” means British thermal units. •“M” prefix means thousand. •“MM” prefix means million. •“B” prefix means billion. •“NGL” means Natural Gas Liquids– these products are stripped from the gas stream at 3rd party facilities remote to the field. •“TEV” means total enterprise value •“LTM” means last twelve months •“NTM” means next twelve months •“HBP” means held by production •“EPS” means earnings per share • “Mcf/d” means thousand cubic feet of natural gas per day • “IRR” means our internal rate of return, calculates the interest rate at which the net present value of all the cash flows (both positive and negative) from a project or investment equal zero • “EUR” means gross estimated ultimate recoveries for a single well Note: One Boe is equal to six Mcf of natural gas or one Bbl of oil or NGLs based on an industry-standard approximate energy equivalency. This is a physical correlation and does not reflect a value or price relationship between the commodities.